EXHIBIT 10.5

LETTER AGREEMENT

BETWEEN:

LARRY SOSTAD AND ANDREW SOSTAD
818 – 470 Granville Street
Vancouver, B.C. V6C 1V5

AND:

WEST PEAK VENTURES OF CANADA LIMITED
1010 – 789 West Pender Street
Vancouver, B.C. V6C 1H2

1.
We, Larry Sostad and Andrew Sostad (“Sostad”), are the beneficial equal and joint owners of the ASH-WEL Property located in the Similkameen Mining Division, British Columbia, and more particularly described in Addendum “A” attached to this Agreement.

2.	West Peak Ventures of Canada Limited (“West Peak”) wishes to acquire the ASH-WEL Property and agrees to the following terms and conditions:

A.	Pay a total of $50,000 as follows:

i)	an initial $30,000 upon signing this Letter Agreement; and

ii)	the balance of $20,000 on or before June 1, 2008.

B.	Grant Sostad 300,000 free shares of a company yet to be names.

C.	Grant Sostad two percent NSR with a $10,000,000 buy-out on or before June 1, 2012.

3.	A work commitment of as least $100,000 will be completed before June 1, 2008.

4.	Area of interest: Sostad cannot own claims within a five kilometre radius of the outside boundaries of the claims referred to in Appendix “A”.

Accepted and agreed to this 25th of May, 2007 by the following parties:

Larry Sostad		Andrew Sostad

/s/ Larry Sostad		/s/ Andrew Sostad

WEST PEAK VENTURES OF CANADA LTD.
/s/ Timothy Brock
Per : (Authorized signatory and Title)

ADDENDUM 'A'

557635
555370
555365
555371

Fort St. John
Terrace
Quesnel
Williams Lake
Vancouver
Victoria

Legend

- Indian Reserves
- National Parks
- Parks
- Mineral Tenures (Mineral - LRDW)
- Mineral Claim
- Mineral Lease
- Reserves (Mineral - LRDW Sites)
- Placer Claim Designation
- Placer Lease Designation
- No Staking Reserve
- Conditional Reserve
- Postage Required Reserve
- Surface Restriction
- Recreation Area
- Others
- BCGS Grid
- Contours (1:250K)
- Contour - Index
- Contour - Intermediate
- Area of Exclusion
- Area of Indefinite Contours
- Transportation - Points (TRIM)
- Helipad
- Transportation - Lines (TRIM)
- Airfield
- Airport
- Airstrip
- Airport Abandoned
- Ferry Route
- Road (Gravel Undivided) - 1 Lane
- Road (Gravel Undivided) - 2 Lanes
- Road (Gravel Undivided) - U/C - 1 Lane
- Road (Gravel Undivided) - U/C - 2 Lanes

Scale: 1:46,493

Tenure Number	Tenure Type	Claim Name	Owner	Map Number	Good To Date	Status	Mining Division	Area	Tag Number
555365	Mineral	WEL	202649 100%	092H	2008/mar/29	GOOD		336.545	

Tenure Number	Tenure Type	Claim Name	Owner	Map Number	Good To Date	Status	Mining Division	Area	Tag Number
555370	Mineral	ASH 2	202649 100%	092H	2008/mar/29	GOOD		378.579	

Tenure Number	Tenure Type	Claim Name	Owner	Map Number	Good To Date	Status	Mining Division	Area	Tag Number
555371	Mineral	WEL 2	202649 100%	092H	2008/mar/29	GOOD		189.285	

Tenure Number	Tenure Type	Claim Name	Owner	Map Number	Good To Date	Status	Mining Division	Area	Tag Number
557635	Mineral	WEL 3	202649 100%	092H	2008/apr/26	GOOD		462.603	

This map is a user generated static output from an Internet mapping site and is for general reference only. Data layers that appear on this map may or may not be accurate, current, or otherwise reliable. THIS MAP IS NOT TO BE USED FOR NAVIGATION.

555365, 557635 555370,555371,

May 25, 2008

ADDENDUM TO THE LETTER AGREEMENT DATED FOR EFFECT May 25, 2007 BETWEEN LARRY SOSTAD AND ANDREW SOSTAD AND WEST PEAK VENTURES OF CANADA LIMITED REGARDING ASH-WEL CLAIMS (the “Agreement”)

The parties to the above noted Agreement further agree as follows:

1.  The Agreement shall be assigned by West Peak Ventures of Canada Limited (“Assignor”) to Silica Resources Corporation (“Assignee”) on the date of this Addendum for $10, plus the facilitation of transfers from certain affiliate(s) of 300,000 shares as referenced in the Agreement, plus all new staking and claims maintenance costs incurred for the subject property in the Agreement, plus the fulfillment of all covenants in the Agreement by the Assignee.

2.  The Agreement’s reference to item 2. A. ii) shall be payable by the Assignee on June 1, 2009.

3.  The Agreement’s reference to item 3 will be completed by Assignee before June 1, 2009.

4.  The Agreement’s reference to item 2. A. i) already paid by the Assignor shall not be repaid to the Assignor by the Assignee.

5.  The Agreement is attached for reference to this Addendum.

Agreed at Vancouver, British Columbia this 25th day of May 2008

/s/  Timothy Brock

West Peak Ventures of Canada Ltd.

/s/  Larry Sostad

 Larry Sostad

/s/  Andrew Sostad

 Andrew Sostad

/s/  Gerry Jardine

Silica Resources Corporation